EXHIBIT 10.62(b)

AMENDMENT

TO

PUT OPTION AGREEMENT

Amendment made this 31st day of August, 2004 by and between, PriceSmart, Inc., a Delaware corporation (“PriceSmart”) and Sol and Helen Price Trust dated February 20 1970 (the “Trust”).

Recitals

A) PriceSmart and Trust are parties to a Put Option Agreement dated December 15, 2003 (the Put Agreement”) as supplemented by an Agreement Regarding Material Terms dated February 12, 2004.

B) The parties wish to amend the Put Agreement as provided herein.

NOW THEREFORE, the parties hereto amend the Put Agreement as follows.

1. Paragraph Number 2 of the Put Agreement is amended and restated in its entirety as follows:

“2. Term of Put Option. The term of this put option shall begin on the date of this Agreement and end November 30, 2004.”

2. Subject to the amendment herein the Put Agreement remains in full force and effect.

Executed as of the date first written above.

Sol and Helen Price Trust dated February 20, 1970		PriceSmart, Inc.

by	/s/ Sol Price	by	/s/ Robert M. Gans
	Sol Price – Trustee		Robert M. Gans – Executive Vice President